Exhibit 10.29

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 31, 2007, by and between MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., and MEDTOX LABORATORIES, INC., each a Delaware corporation (each individually, a "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Each reference herein to "Borrower" shall mean each and every party, collectively and individually, defined above as a Borrower.

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 1, 2005, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1.	Section 4.3 (c) is hereby deleted in its entirety, without substitution.
2.	Section 4.3 (d) is hereby renumbered as Section 4.3 (c).
3.	Section 4.10 is hereby deleted in its entirety, without substitution.
4.	Section 4.11 is hereby renumbered as Section 4.10.
5.	Section 5.2 is hereby deleted in its entirety, without substitution.
6.	Sections 5.3, 5.4, 5.5, 5.6, 5.7, and 5.8 are hereby renumbered as Sections 5.2, 5.3, 5.4, 5.5, 5.6, and 5.7.

7.        Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

8.         Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

MEDTOX SCIENTIFIC, INC.	WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: /s/ Kevin J. Wiersma	By: /s/ Steven P. Johnson
Kevin J. Wiersma, CFO and COO-Labs	Steven P. Johnson, Vice President

    MEDTOX DIAGNOSTICS, INC.

By: /s/ Kevin J. Wiersma

     Kevin J. Wiersma, CFO and COO-Labs

     MEDTOX LABORATORIES, INC.

By: /s/ Kevin J. Wiersma

     Kevin J. Wiersma, CFO and COO-Labs